Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events

On February 11, 2021, the Company announced that the Company’s board of directors authorized the issuance of bonus shares (the “Bonus Shares”), which are issuable on March 2, 2021 to shareholders of record as of February 23, 2021 (the “Record Date”). Shareholders of record on the Record Date will receive two (2) ordinary shares for every three (3) ordinary shares held. All issuances resulting in a fractional share will be rounded down to the next whole share.

ZHEJIANG TIANLAN
Subsequent events

On April 24, 2021, the director of the Company proposed a cash dividend of an aggregate of approximately RMB13,212,000, which dividend was paid to all holders of record subject to approval in shareholders’ annual general meeting.